SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                  FORM 8-K/A
                               Amendment No. 1

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

          Date of Report (date of
          earliest event reported):  March 15, 1995

                           BINKS MANUFACTURING COMPANY
             (Exact name of registrant as specified in its charter)

          DELAWARE                 1-1416                   36-0808480
          (State of           (Commission File Number)      (IRS Employer
          Incorporation)                                    Identification
                                                            No.)

          9201 WEST BELMONT AVENUE
          FRANKLIN PARK, ILLINOIS                           60131
          (Address of principal executive offices)          (Zip Code)

                                   (708) 671-3000
                            (Registrant's telephone number)

                      INFORMATION INCLUDED IN THE REPORT

          Item 4.  Change in Registrant's Certifying Accountant

                    On March 15, 1995, the Board of Directors of
          Registrant approved the engagement of Crowe Chizek and Company as independent auditors of the Registrant for the fiscal year ending November 30, 1995. Crowe Chizek and Company will succeed KPMG Peat Marwick ("KPMG") as auditors of Registrant.

                    KPMG's report on the financial statements of Registrant for the two prior fiscal years did not contain an adverse opinion, disclaimer of opinion, or a qualification or modification as to audit scope except, as set forth in the letter from KPMG attached as Exhibit 16.1 hereto, such reports contained a statement saying: "As discussed in note 13 to the consolidated financial statements, a judgment of $2.75 million was awarded against the Company in a civil action alleging infringement of a patent. The Company is appealing the decision; accordingly, the outcome of this litigation and the amount of damages, if any, that may ultimately be incurred cannot be determined and no provision for any liability has been made in the accompanying consolidated financial statements." During Registrant's last two fiscal years and during the period from November 30, 1994 through March 15, 1995, (the "Accounting Period"), there have been no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure which, if they were not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report, and there have been no "reportable events" during such periods as such term is defined in Item 304(a) of Regulation S-K.

                    During the Accounting Period, neither the Registrant nor anyone acting on its behalf has consulted Crowe Chizek and Company regarding either (i) the application of accounting principles to any transaction or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement on an accounting matter or an event specified in Item 304(a)(1)(v) of Regulation S-K.

                    Registrant furnished KPMG with a copy of its report on Form 8-K dated March 22, 1995 and requested KPMG to furnish the Registrant with a letter addressed to the Commission stating whether it agreed with the statements made by the Registrant in such report and, if not, stating the respects in which it does not agree. The letter from KPMG dated March 24, 1995, which was received by the Company on March 27, 1995, is filed as Exhibit 16.1 hereto. The information set forth above has been amended to reflect the statements of KPMG contained in such letter.


          Item 7.  Financial Statements and Exhibits

          (a)-(b)        Financial Statements -- None

          (c)            Exhibits

                         Exhibit 16.1 - Letter from KPMG Peat
                         Marwick dated March 24, 1995.


                                   SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BINKS MANUFACTURING COMPANY

                              By:   /s/  Burke B. Roche
                                   Name:   Burke B. Roche
                                   Title:  President and Chief
                                             Executive Officer

          Dated:  March 28, 1995


                                 EXHIBIT INDEX

          EXHIBIT        DESCRIPTION                        PAGE

          16.1           Letter from KPMG Peat Marwick
                         dated March 24, 1995.


                                                       Exhibit 16.1

                              [KPMG Letterhead]

                                        March 24, 1995

          Securities and Exchange Commission
          Washington, D.C. 20549

          Ladies and Gentlemen:

          We were previously principal accountants for Binks Manufacturing Company and, under the date of February 10, 1995, we reported on the consolidated financial statements of Binks Manufacturing Company and consolidated subsidiaries as of and for the years ended November 30, 1994 and 1993. On March 15, 1995, our appointment as principal accountants was terminated.

          We have read Binks Manufacturing Company's statements included under Item 4 of its Form 8-K dated March 22,
          1995, and we do not agree with such statements because:

               The first sentence of the second paragraph of Item 4 states that KPMG's report on the financial statements of Registrant for the two prior fiscal years did not contain an adverse opinion, disclaimer of opinion, or a qualification or modification as to audit scope. Item 304(a)(1)(ii) requires disclosure if the report "...was qualified or modified as to uncertainty, audit scope, or accounting principles..." (emphasis added).

               As contemplated by AU SECTION 508.23 and AU SECTION 508.26, KPMG's reports on the financial statements of Registrant for the two prior fiscal years contained the following explanatory paragraph addressing uncertainties:

                    "As discussed in note 13 to the consolidated financial statements, a judgment of $2.75 million was awarded against the Company in a civil action alleging infringement of a patent. The Company is appealing the decision; accordingly, the outcome of this litigation and the amount of damages, if any, that may ultimately be incurred cannot be determined and no provision for any liability has been made in the accompanying consolidated financial statements."

          Further, we are not in a position to agree or disagree with Binks Manufacturing Company's statements that the change was approved by the Board of Directors, and that Crowe Chizek and Company was not consulted regarding either (1) the application of accounting principles to any transaction or the type of audit opinion that might be rendered on the Registrant's financial statements, or
          (2) any matter that was either the subject of a disagreement on an accounting matter or an event specified in Item 304(a)(1)(v) of Regulation S-K.

                                        /s/  KPMG Peat Marwick LLP